STEPHEN E. ROTH
 DIRECT LINE: (202) 383-0158
 Internet: sroth@sablaw.com

                                 March 13, 2000


GE Life and Annuity Assurance
  Company
6610 West Broad Street
Richmond, VA 23230

                  Re:      GE Life & Annuity Separate Account 4

Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable life insurance policies (File No. 333-96513). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                       Very truly yours,

                                       SUTHERLAND ASBILL & BRENNAN LLP



                                       By: /s/ Stephen E. Roth
                                          ------------------------------------
                                           Stephen E. Roth